Supplement dated March 3, 2023, to the Updating Summary Prospectus and Prospectus dated May 1, 2022, for Schwab OneSource Choice Variable Annuity and Schwab Advisor Choice Variable Annuity policies issued by Empower Annuity Insurance Company of America
Variable Annuity 1 Series Account

Supplement dated March 3, 2023, to the Updating Summary Prospectus and Prospectus dated May 1, 2022, for Schwab OneSource Choice Variable Annuity and Schwab Advisor Choice Variable Annuity polices issued by Empower Life & Annuity Insurance Company of New York
Variable Annuity 1 Series Account of New York

This Supplement amends certain information in your variable annuity contract (“Contract”) prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.
Important Notice Regarding the Reorganization of Several JPMorgan Insurance Trust Portfolios
The Board of Trustees of the JPMorgan Insurance Trust (the “JPMIT”) approved a proposal to reorganize certain JPMIT portfolios (the “Acquired Funds”) into a newly organized series (the “Acquiring Funds”) of Lincoln Variable Insurance Portfolios (“LVIP”) that are substantially similar to the Acquired Funds (the “Reorganizations”). The Reorganizations are subject to approval and will be submitted to Acquired Fund shareholders for their consideration at a special shareholder meeting to be held on or about March 15, 2023. If approved, the Reorganizations are expected to take place on or about the close of business on May 1, 2023 (the “Closing Date”).  The list of Acquired Funds and corresponding Acquiring Funds are show in the table below:
JPMIT – Acquired Funds	LVIP - Acquiring Funds*
JPMorgan Insurance Trust Core Bond Portfolio	LVIP JPMorgan Core Bond Fund
JPMorgan Insurance Trust Small Cap Core Portfolio	LVIP JPMorgan Small Cap Core Fund
* The investment advisor for the LVIP Acquiring Funds will be Lincoln Investment Advisors Corporation and it is anticipated that J.P.Morgan Investment Management Inc. will be retained as the sub-adviser to each Acquiring Fund upon consummation of each Reorganization.
Shareholders of each Acquired Fund will vote separately on each Reorganization, and a Reorganization will only occur if approved. On the Closing Date, after the close of business, your Annuity Account Value in the Sub-Account invested in each Acquired Fund at the time of the Reorganization will become invested in the Sub-Account that invests in the corresponding class of an Acquiring Fund, and the Acquired Funds will liquidate, cease operations, and will no longer be available for investment.
A combined Proxy Statement/Prospectus will be sent to Contract Owners invested in the Acquired Funds requesting their vote on the proposal, which will include a full discussion of the Reorganizations and the factors the Board of Trustees considered in approving the proposal.
Your rights and obligations under the Contract and your Annuity Account Value will not change as a result of the Reorganizations. The fees and charges under the Contract will not change and there are no tax consequences to you as a result of the Reorganization.
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As of the Closing Date, this Supplement amends your Prospectus by removing all references to the Acquired Funds as investment options under the Contract. As of the Closing Date, the Acquiring Funds will be added as investment options under your Contract.
If you have any questions regarding this Supplement or if you wish to receive prospectuses for the Acquired Funds, or other Funds available under your Contract or Policy, you may contact us by writing or calling Protective Life at P.O. Box 1854, Birmingham, AL 35201-1854 or toll free at 800-838-0650. You may also obtain Acquired Fund and other Fund prospectuses online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Closing Date.

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